                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  December 23, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12898                  38-2011419
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


    27555 Farmington Road
 Farmington Hills, Michigan                                      48334-3357
 --------------------------                                      ----------
    (Address of principal                                        (Zip Code)
     executive offices)



Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  8

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of December 25, 1996 for Series 1987-1 and 1987-2, Distribution Reports as of January 1, 1997 for Series 1988-1 and 1988-2, and Distribution Reports as of December 20, 1996 for Series 1990-1.




                                        Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SOURCE ONE MORTGAGE SERVICES CORPORATION
                                             (Registrant)




Date:  December 23, 1996             By: Larry N. Ciofu
                                        --------------------------------
                                           Larry N. Ciofu
                                           Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

              Distribution Date Statement for December 25, 1996



                                                                         Interest
          COUPON       Principal       Number of       Interest        Payable Per
 Class     RATE       Outstanding     Certificates     Payable          $1,000 CTF
------------------ ---------------------------------  --------------  ----------------
   A       6.4250%    $10,143,011.10        62,500     $162,922.12         $2.606754

   B       6.0000%             $0.00        13,700           $0.00         $0.000000

   C       6.0000%             $0.00        26,900           $0.00         $0.000000

   D       6.0000%    $10,143,011.11        21,900     $152,145.17         $6.947268
                   ----------------- -------------   -------------
                      $20,286,022.21       125,000     $315,067.29


*Aggregate Cash Flow Value Decline:                    $893,096.01
Ending Aggregate Agency MBS Balance:                $19,395,783.44


                                                                                 Principal Balance
                                           Principal          Principal          Per $1,000
                 Principal                 Payable Per       Balance After       CTF After
 Class           Payable *                 $1,000 CTF     December 25, 1996      December 25, 1996
---------        --------------          ---------------  --------------------   ---------------------
   A                $446,548.01             $7.144768         $9,696,463.09              $155.143409

   B                      $0.00             $0.000000                 $0.00                $0.000000

   C                      $0.00             $0.000000                 $0.00                $0.000000

   D                $446,548.01            $20.390320         $9,696,463.10              $442.760872
                 --------------                             ---------------
                    $893,096.02                              $19,392,926.19

*Aggregate Cash Flow Value Decline:                          $   893,096.01
Ending Aggregate Agency MBS Balance:                         $19,395,783.44

         Principal Allocation:   Class A:    50.00000%
                                 Class       50.00000%



        Agency MBS Collections :
             Interest                                  $471,046.71
             Principal                                 $893,096.01
        Investment Income                                $9,775.68
                                                   ----------------
        TOTAL AVAILABLE                              $1,373,918.40

        Due to Certificateholders                   ($1,208,163.31)

        Expenses Payable                                ($5,774.99)
                                                   ----------------
        Due to Residual Holders                        $159,980.10
                                                   ==================

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):        $7,999.0050




                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee
                                       Corporate Trust Division
                                       Suite 0126
                                       One First National Plaza
                                       Chicago, Illinois  60670
                                       (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

               Distribution Date Statement for December  25, 1996


       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%     $865,000.00         865      $6,883.96        $6,883.96

 2-E   9.9500%  $12,477,805.03       5,200    $103,461.80            $0.00
               ---------------- ----------- -------------- ----------------
                $13,342,805.03      88,865    $110,345.76        $6,883.96


          Interest                       Principal         Principal         Per $1,000
        Payable Per     Principal       Payable Per       Balance After      CTF After
Class    $1,000 CTF      Payable         $1,000 CTF     December  25, 1996   December  25, 1996
-----   ------------  --------------  ----------------  -----------------    ------------------
 2-A      $0.000000                         $0.000000                              $0.000000

 2-B      $0.000000                         $0.000000                              $0.000000

 2-C      $0.000000                         $0.000000                              $0.000000

 2-D      $7.958335     $241,000.00 **       -               $624,000.00       $1,000.000000

 2-E      $0.000000         -                -            $12,581,266.83       $2,419.474390
                      --------------                    -----------------
                              $0.00                       $13,205,266.83

        Ending Aggregate Agency MBS Balance:              $13,224,067.69



      Agency MBS Collections :
              Interest                                         $111,354.42
              Principal                                        $138,469.43
      Investment Income                                            $333.10
      Excess from previous month                                     59.03
                                                           ----------------
      TOTAL AVAILABLE                                          $250,215.98

      Due to Class 2-D INTEREST                                 ($6,883.96)
      Due to Class 2-D REDEMPTION                             ($241,990.26)
      Due to Class 2-D (rounded down to even $1,000)          ($241,000.00)
      Excess in Collection Account                                ($990.26)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,341.76

      Expenses Payable                                            ($348.94)

                                                           ----------------
      Net Balance                                                  $992.82
                                                           ==================


      Due to Residual Holders                                      $992.82

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $49.6410

      Excess in collection Act  as of Nov 25                        $59.03
      Accrual Distribution Amount:                             $103,461.80
      Aggregate Cash Flow Value Decline:                       $138,469.43
      Principal to Class 2-D Redemption                       ($241,000.00)
                                                           -----------------
                                                                   $990.26
      Principal Distributable to Class 2-D                     $241,000.00
                                                           -----------------
      Aggregate Amount of Principal Distributable:             $241,990.26

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Trustee
                                          Corporate Trust Division
                                          Suite 0126
                                          One First National Plaza
                                          Chicago, Illinois  60670
                                          (312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                Distribution Date Statement for January  1, 1997



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $13,824,319.32      10,440    $114,050.63      $114,050.63
               ---------------- ----------- -------------- ----------------
                $13,824,319.32     100,000    $114,050.63      $114,050.63

                                                                     Principal Balance
          Interest                    Principal       Principal      Per $1,000
        Payable Per    Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*      $1,000 CTF   January  1, 1997  January  1, 1997
-----   ------------ --------------  ------------  ----------------  -----------------
  A       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z      $10.924390    $133,903.27    $12.825984    $13,690,416.05     $1,311.342534
                     --------------                ----------------
                       $133,903.27                  $13,690,416.05


        Ending Aggregate Agency MBS Balance:        $13,690,683.58

                Accrual Distribution Amount:                                   $0.00
                Aggregate Cash Flow Value Decline:                       $133,903.27
                                                                    ----------------
                *Aggregate Amount of Principal Distributable:            $133,903.27


      Agency MBS Collections :
              Interest                                         $115,204.90
              Principal                                        $133,903.27
      Investment Income                                            $701.79
                                                           ----------------
      TOTAL AVAILABLE                                          $249,809.96

      Due to Certificateholders                               ($247,953.90)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,856.06

      Expenses Payable                                            ($330.80)

                                                           ----------------
      Net Balance                                                $1,525.26
                                                           ================


      Due to Residual Holders                                    $1,525.26

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $76.2630

                               THE FIRST NATIONAL BANK OF CHICAGO
                               as Trustee
                               Corporate Trust Division
                               Suite 0126
                               One First National Plaza
                               Chicago, Illinois  60670
                               (312)407-4660

*

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                Distribution Date Statement for January  1, 1997



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $16,902,268.41      10,200    $132,401.10      $132,401.10
               ---------------- ----------- -------------- ----------------
                $16,902,268.41     100,000    $132,401.10      $132,401.10

                                                                      Principal Balance
          Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   January  1, 1997  January  1, 1997
-----   ------------ ---------------  ------------  ----------------  ----------------
 2-A      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z     $12.980500      $75,423.94     $7.394504    $16,826,844.47     $1,649.690634
                     ---------------                ----------------
                         $75,423.94                  $16,826,844.47

        Ending Aggregate Agency MBS Balance:         $16,826,859.22

                      Accrual Distribution Amount:                                   $0.00
                      Aggregate Cash Flow Value Decline:                        $75,423.94
                                                                           ----------------
                      *Aggregate Amount of Principal Distributable:             $75,423.94

                      Principal Allocation:             Class 2-A:                 0.0000%
                                                        Class 2-D:                 0.0000%

      Agency MBS Collections :
              Interest                                         $133,809.73
              Principal                                         $75,423.94
      Investment Income                                            $678.08
                                                           ----------------
      TOTAL AVAILABLE                                          $209,911.75

      Due to Certificateholders                               ($207,825.04)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,086.71

      Expenses Payable                                            ($383.33)

      Net Balance                                                $1,703.38
                                                           ================


      Due to Residual Holders                                    $1,703.38

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $85.1690


                                        THE FIRST NATIONAL BANK OF CHICAGO
                                        as Trustee
                                        Corporate Trust Division
                                        Suite 0126
                                        One First National Plaza
                                        Chicago, Illinois  60670
                                        (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for December  20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal        Number of        Interest        Interest
Class   RATE      Outstanding    Cert.               Accrued         Payable
----- --------- ---------------- --------------- ---------------- --------------
 1-A    8.5000%           $0.00          15,250            $0.00          $0.00

 1-B    9.0000%           $0.00          10,500            $0.00          $0.00

 1-C    9.0000%           $0.00           6,500            $0.00          $0.00

 1-D    9.0000%     $619,195.77          16,500        $4,643.97      $4,643.97

 1-E    9.0000%  $12,000,000.00          12,000       $90,000.00     $90,000.00

 1-F    0.0000%           $0.00          18,500            $0.00          $0.00

 1-G    0.0000%           $0.00          12,450            $0.00          $0.00

 1-H    0.0000%           $0.00           4,850            $0.00          $0.00

 1-I  259.5000%      $25,238.39             152        $5,457.80      $5,457.80
                ---------------- --------------- ---------------- --------------
                 $12,644,434.16          96,702      $100,101.77    $100,101.77
                                                                               Principal Balance
            Interest                       Principal         Principal         Per $1,000
           Payable Per      Principal     Payable Per       Balance After      CTF After
Class      $1,000 CTF        Payable*      $1,000 CTF   December  20, 1996     December  20, 1996
-----   ----------------- --------------  ------------  ---------------------  ----------------------
 1-A           $0.000000          $0.00     $0.000000                  $0.00               $0.000000

 1-B           $0.000000          $0.00     $0.000000                  $0.00               $0.000000

 1-C           $0.000000          $0.00     $0.000000                  $0.00               $0.000000

 1-D           $0.281453    $373,411.83    $22.631020            $245,783.94              $14.895996

 1-E           $7.500000        -              -              $12,000,000.00           $1,000.000000

 1-F           $0.000000          $0.00     $0.000000                  $0.00               $0.000000

 1-G           $0.000000          $0.00     $0.000000                  $0.00               $0.000000

 1-H           $0.000000          $0.00     $0.000000                  $0.00               $0.000000

 1-I          $35.906579        $746.82     $4.913289             $24,491.57             $161.128750
                          --------------                ---------------------
                            $374,158.65                       $12,270,275.51


                     UPPER TIER REMIC REGULAR CERTIFICATES



       COUPON      Principal        Number of        Interest        Interest
        RATE      Outstanding    Cert.               Accrued         Payable
      --------- ---------------- --------------- ---------------- --------------
 1-R    0.0000%           $0.00           3,298            $7.99          $7.99
                                                                               Principal Balance
            Interest                       Principal         Principal         Per $1,000
           Payable Per      Principal     Payable Per       Balance After      CTF After
           $1,000 CTF        Payable*      $1,000 CTF   December 20, 1996      December 20, 1996
        ----------------- --------------  ------------  ---------------------  ----------------------
 1-R           $0.002423          $0.00     $0.000000                  $0.00               $0.000000

                       LOWER TIER REMIC REGULAR INTERESTS

                                                                                     Principal
       COUPON      Principal        Number of        Interest       Principal       Balance After
Class   RATE      Outstanding    Certificates        Accrued         Payable*     December  20, 1996
----- --------- ---------------- --------------- ---------------- --------------  -----------------
1-AS    9.5000%           $0.00          15,311            $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00          10,521            $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00           6,513            $0.00          $0.00              $0.00

1-DS    9.5000%     $637,852.13          16,533        $5,049.66    $374,158.65        $263,693.48

1-ES    9.5000%  $12,024,000.00          12,024       $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00          30,950            $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00           8,148            $0.00          $0.00              $0.00

                ---------------- --------------- ---------------- --------------  -----------------
                 $12,661,852.13         100,000      $100,239.66    $374,158.65     $12,287,693.48

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR December  20, 1996


      Agency MBS Collections :
               Interest                                              $100,109.76
               Principal                                             $374,158.65
      Investment Income                                                  $146.11
                                                          -----------------------
      Lower Tier REMIC Collection Account                            $474,414.52
                                                          -----------------------
      Upper Tier REMIC Collection Account                            $474,414.52

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificate                          ($374,158.65)

      Aggregate Interest Payable to Holders of
      Upper Tier REMIC Regular Certificates                         ($100,101.77)

      Expenses Payable                                                     $0.00


      REMIC Taxes Payable                                                  $0.00

      Interest Payable to Class 1-R Certificate                           ($7.99)



      Principal Payable to Class 1-R Certificate                           $0.00

      Due to Class 1-RS Certificate                                     ($146.11)
                                                          -----------------------
      Net Balance                                                          $0.00
                                                          =======================

      Beginning Aggregate Agency MBS Balance :                   $100,001,006.61
      Ending Aggregate Agency MBS Balance :                       $12,271,281.94


      Aggregate Cash Flow Value Decline:                             $374,158.65
                                                          -----------------------
      *Aggregate Amount of Principal Distributable:                  $374,158.65



      Principal Allocation:


      Aggregate Amount of Principal
      Distributable to Classes 1-D and 1-I:

      Class 1-D:               2.26310200%
      Class 1-I:               0.49132895%

      Aggregate Amount of Principal
      Distributable to Classes 1-G,1-H and 1-R :

      Class 1-R:               0.00000000%



      THE FIRST NATIONAL BANK OF CHICAGO,
      as Trustee
      Corporate Trust Division
      Suite 0126
      One First National Plaza
      Chicago, Illinois  60670
      (312)407-4660